Supplement dated September 25, 2018, to the Wilmington Funds Prospectus dated August 31, 2018, as supplemented (the “Prospectus”)

Effective immediately, the information in the Prospectus with respect to the Wilmington Real Asset Fund (the “Fund”) will be amended, supplemented or replaced as follows:

1.	The following amends and replaces the fifth and sixth paragraphs under the heading, “Principal Investment Strategies of the Fund” on pages 14 and 54 of the Prospectus:

“The Fund’s Advisor determines the Fund’s asset allocation among the “real return” assets. The Advisor anticipates allocating approximately 0%-80% to inflation-protected debt securities, 0%-80% to real estate-related securities and 0%-40% to commodity/natural resource-related securities. The allocations and/or actual holdings will vary from time to time.”

The Fund utilizes a multi-manager strategy in which the Advisor allocates and reallocates varying portions of the Fund’s assets among a number of sub-advisors, or invests directly (up to 80% of the Fund’s net assets) in ETFs or other instruments in pursuit of the Fund’s investment strategies. Subject to the supervision of the Advisor, each sub-advisor acts independently from the others and utilizes its own distinct investment style in buying and selling securities within the constraints of the Fund’s investment goal, strategies and restrictions. The Fund may invest in securities of small-cap companies and may invest up to 55% of its assets in foreign securities. The Fund may engage in active and frequent trading as part of its principal investment strategy.”

2.	The following amends and replaces the second paragraph under the heading, “Performance Information” on page 17 of the Prospectus:

“The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s new primary broad-based market index, the S&P Developed Property Index, which the Adviser believes more appropriately reflects the Fund’s investment goal than the previous primary broad-based market index, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, as well as the returns for the Real Asset Blended Index constructed by the Advisor. Updated performance information is available at www.wilmingtonfunds.com.”

3.	The following amends and replaces the “Average Annual Total Returns” chart under the heading, “Performance Information” on page 17 of the Prospectus:

Average Annual Total Returns

(For the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	11.80%	1.93%	2.53%
Return After Taxes on Distributions	10.71%	1.05%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	6.89%	1.10%	1.58%
Class A Shares
Return Before Taxes	5.42%	0.54%	1.69%
S&P Developed Property Index (reflects no deductions for fees, expenses or taxes)	12.18%	7.05%	3.68%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (reflects no deductions for fees, expenses or taxes)	3.01%	0.13%	3.53%
Real Asset Blended Index (reflects no deductions for fees, expenses or taxes)*	6.08%	2.79%	3.76%

*

The Real Asset Blended Index is calculated by the investment advisor and effective October 1, 2018 represents the weighted return of the following indices: 60% S&P Developed Property Index, 20% Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, and 20% Bloomberg Commodity Index. Prior to October 1, 2018 the Real Asset Blended Index represented the following weighted returns of the following indices: 50% Bloomberg Barclays U.S. TIPS Index, 35% S&P Developed Property Index, and 15% Bloomberg Commodity Index.

Please keep this Supplement for future reference.